UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

II	Western Asset Emerging Markets Debt Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2022

Western Asset Emerging Markets Debt Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging markets debt asset class.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Chia-Liang (CL) Lian, Kevin J. Ritter and Mark A. Hughes.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The 2021 calendar year got off to a shaky start, as a spike in interest rates and fears of inflation led to a sell-off in risk assets during the first quarter of the year. However, the aggressive roll-out of COVID-19 vaccines, especially in the U.S. and Europe, coinciding with additional massive stimulus by the U.S. government during the second quarter of 2021, helped to markedly turn risk investors sentiment around. In addition, the further easing of containment restrictions bolstered an improving global growth outlook, while the stabilization of U.S. interest rates as the reporting period wore on kept positive risk sentiment alive. Vaccine production continued to ramp up as developed market vaccination rates rose steadily. All of these factors combined to serve as a tailwind for risk assets during the second quarter of 2021, resulting in a strong rebound in emerging market (“EM”) assets. During the second half of 2021, headlines on the highly infectious COVID-19 variants, first with Delta then the Omicron variant, spreading rampantly in different parts of the world weighed on risk sentiment. The continued rollout of vaccines across the globe was instrumental in bringing COVID-19 cases and deaths down in many EM countries. However, as mobility restrictions continued to be lifted in conjunction with the start of

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	1

Fund overview (cont’d)

colder winter months in several parts of the world (U.S., Europe), COVID-19 cases began to rise again and certain countries re-implemented travel restrictions. Amid COVID-19-related uncertainty, the more rattling news for investors came just after Thanksgiving, when reports that a more infectious Omicron variant was discovered, which may have the potential to evade the protection provided by existing vaccines. While health authorities worked to assess the nature of Omicron, several countries began implementing stricter travel restrictions to slow the spread. This, in turn, reignited global growth concerns and resulted in heightened volatility of risk assets into the end of the reporting period. Negative developments in China did little to improve sentiment, as market uncertainty was accentuated by the debt crisis of Evergrande, one of China’s largest property developers, the continued regulatory crackdown in China on capital markets, curbs on profit-making and capital raising being placed on internet and education companies, and the kickoff of a regulatory review of Macau casino operators.

With respect to Omicron, we believe that even under negative scenarios, the appetite of politicians and the populace for further lockdowns is limited. Furthermore, as a playbook exists from past experience to guide policies, we believe the Omicron-induced growth shock will be more shallow than prior episodes. More broadly, vaccination rates across EM countries continue to move higher. For example, Brazil’s vaccination rate has surpassed the U.S. and the question is no longer vaccine availability, but vaccine acceptance and last mile logistics in many EM countries. The further vaccine roll-out to EM countries and immunity conferred from prior infections suggest that the virus will play a smaller role in economic activity.

On the U.S. news front, Jerome Powell was re-nominated to continue as Federal Reserve Board (the “Fed”) Chair, signaling U.S. monetary policy continuity. Powell also announced an accelerated U.S. Fed tapering schedule, doubling the pace to complete the tapering program by March 2022, earlier than originally expected, in order to combat inflation. Risk sentiment remained soft as investors weighed the impacts of the eventual removal of monetary accommodation by global central banks. Furthermore, in order to address surging oil prices, the U.S. took coordinated action along with other countries to release crude reserves to alleviate energy prices as we headed into the winter months. Elsewhere, China’s zero-COVID policy with mass testing and aggressive contact tracing measures to contain spread continued to restrict mobility and economic activity. With Omicron in the forefront, China’s policy could potentially have lasting impacts beyond the first part of 2022.

Against this macro backdrop, EM corporate debt demonstrated resiliency, while EM sovereign debt turned in negative results. The U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”)i, returned -1.80% while local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Total Return Indexii, returned -8.75% during the twelve-month reporting period ended December 31, 2021. EM corporate bonds, as measured by the JPMorgan Corporate

2	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Emerging Markets Bond Index Broad Diversified (“CEMBI Broad Diversified”)iii, gained 0.91% during the same period.

Q. How did we respond to these changing market conditions?

A. We continued to actively manage the Fund as we navigated shifts in global central bank monetary policies, developments related to COVID-19 vaccinations and variants, and the lifting of mobility restrictions around the world.

From a sector perspective, we continued a thoughtful approach towards local markets, taking advantage of select opportunities on local rates, while maintaining a highly differentiated approach towards EM currencies given their role as a relief valve that accentuates volatility in the Fund. We ended the reporting period with a moderately lower allocation to local markets and slightly higher allocations to hard currency sovereigns and corporates. From a regional perspective, we increased exposure to the Middle East, while reducing exposure to Asia.

In the Middle East, the Fund pared its underweight to Saudi Arabia, while maintaining moderate overweight exposures to the highest quality regional sovereigns of Kuwait and Qatar amid rising energy prices. The underlying fundamentals in these countries are robust and supported by their substantial sovereign wealth fund assets, which are largely invested outside the region.

In Asia, the Fund decreased its exposures to China and Indonesia, while still maintaining overweights to both countries. In China, the People’s Bank of China announced a 50 basis-point cut in the reserve requirement ratio (“RRR”), effective December 15, 2021, to bolster slowing growth as it grapples with the debt crisis in the property sector and the negative economic impacts of its zero-COVID policy. This marked the second RRR cut for the cycle, with the first being in July 2020. This reduction came on the back of a Politburo work meeting that emphasized stability as a policy objective in 2022, including stability in employment, financial, trade, foreign direct investment, and expectations. Despite deceleration of the Chinese property sector that present growth challenges for the overall Chinese economy, we continue to believe the combination of China’s control-based economic structure and fiscal capacity should allow authorities to quickly implement credit loosening measures and/or support for the property sector as needed. The broad thrust of the government continues to be micro-tightening, while keeping macro policy stable and supportive. Indonesia continues to be a core holding in the Fund, where we have maintained a long-standing overweight. Over the past twenty years, Indonesia has matured from economic crisis to inclusion in the Bloomberg Global Aggregate Bond Indexiv, facilitated by a gradual and sustained process of political and institutional reform, and the deliberate buildup of strong external buffers. While COVID-19 has posed challenges given the country’s weak medical infrastructure, the saving grace may be its significant political stability and consolidation. This has not always been the case in Indonesia and is important in the management of the current crisis. Furthermore, in our view, the central bank

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	3

Fund overview (cont’d)

maintains credible and prudent monetary policy under well-respected Finance Minister Sri Mulyani’s leadership.

Elsewhere, we maintained an overweight in frontier markets. More specifically to name a few, we have moderate overweights to countries like Ivory Coast, Jamaica, Senegal, and Vietnam, while having zero weights in Belarus, Pakistan and Sri Lanka. These smaller non-investment-grade countries offer attractive diversification and yield enhancement benefits to the Fund, and we are very selective and thoughtful as to our country level positioning. At the end of the reporting period, frontier countries represented 44 of the 72 countries within the EMBI Global Diversified and accounted for 16.6% of its total market value, compared to the Fund’s exposure at approximately 22.1% of its total assets at the end of the reporting period.

Additionally, the Fund reduced its overweight to Russia, as tensions emerged in October 2021 with Russia building up troops near the Ukrainian border. While we believe current valuations look attractive relative to Russian economic fundamentals and the country’s willingness and ability to pay; a Russian military incursion across Ukraine’s borders — and the resulting Western-imposed sanctions — could have a material negative impact on the market pricing of these positions. Therefore, throughout 2021, the Fund reduced exposure to Russia from 8.4% to 5.5%, in part by adding to the Fund’s short Russian Ruble position and selling corporate securities.

U.S. Treasury futures and credit default swaps were used to manage the Fund’s credit, duration and yield curve exposures. These derivatives are typically used for hedging and risk management purposes. In aggregate, they contributed to performance during the reporting period. Currency forwards and options on currencies, which were used to manage the Fund’s local currency exposures, in aggregate, modestly detracted from performance.

The use of leverage was tactically managed during the reporting period. We ended the reporting period with leverage at roughly 29% of the gross assets of the Fund, versus roughly 28% at the beginning of the reporting period.

Performance review

For the twelve months ended December 31, 2021, Western Asset Emerging Markets Debt Fund Inc. returned -4.06% based on its net asset value (“NAV”)v and -0.34% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global Diversified, returned -1.80% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagevi returned -2.86% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular quarterly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment

4	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/ discount to the Fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.08 per share of which $0.44 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2021
Price Per Share	12-Month Total Return**
$13.71 (NAV)	-4.06	%†
$12.80 (Market Price)	-0.34	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweights to Argentina and Indonesia. After Argentina restructured its debt in 2020, optimism on a potential International Monetary Fund deal helped buoy the country’s bond prices towards the latter part of the calendar year, despite ongoing challenges in the macro environment. With respect to Indonesia, the country continues to be one of the bright spots in the BBB-rated sovereign space. Relative to its BBB-rated peers, Indonesia’s growth outlook is still quite endogenously oriented with low linkages to global supply chains, and a relatively small debt burden. The country’s fiscal prudence continues to be exemplary with well-revered Finance Minister Sri Mulyani’s no-nonsense approach.

From an industry allocation perspective, an underweight allocation to the financials sector in China contributed to returns. In terms of issuers, overweights to Huarong Finance and Russian Agricultural Bank contributed to returns as the financials sector broadly outperformed during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweights to Russia and Ukraine. These sovereign bond exposures were

*	For the tax character of distributions paid during the fiscal year ended December 31, 2021, please refer to page 57 of this report.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	5

Fund overview (cont’d)

negatively impacted by evolving geopolitical developments, with Russia’s bonds negatively impacted by potential sanctions by the West.

From an industry allocation perspective, exposure to the real estate sector in China detracted from performance. Specifically, at the individual holdings level, exposures to China Aoyuan and Yuzhou detracted from results. These companies have been challenged by government-led regulatory tightening and related liquidity concerns in the market. We believe the deceleration of the Chinese real estate sector presents growth challenges for the overall Chinese economy. We expect the combination of China’s control-based economic structure and fiscal capacity to allow authorities to avert systemic risks.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 20, 2022

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These

6	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund — Principal Risk Factors in this report.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: sovereign bonds (84.2%), energy (18.2%), financials (11.4%), materials (9.6%) and utilities (4.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	7

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

ii

The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Total Return Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls but does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.

iii

The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI Broad Diversified”) is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

iv

Bloomberg Global Aggregate Bond Index measures the performance of the global investment-grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

8	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡ Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	9

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/21	-4.06%
Five Years Ended 12/31/21	3.17
Ten Years Ended 12/31/21	3.34

Cumulative total returns[1]
12/31/11 through 12/31/21	38.91%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/21	-0.34%
Five Years Ended 12/31/21	5.83
Ten Years Ended 12/31/21	4.39

Cumulative total returns[2]
12/31/11 through 12/31/21	53.71%

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

10	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset Emerging Markets Debt Fund Inc. vs. JPMorgan Emerging Markets Bond Index Global Diversified† — December 2011 — December 2021

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†

Hypothetical illustration of $10,000 invested in Western Asset Emerging Markets Debt Fund Inc. on December 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Emerging Markets Bond Index Global Diversified (the “Index”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Index is unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	11

Schedule of investments

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 84.2%
Angola — 1.5%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	9,650,000		$9,720,686	(a)
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	3,000,000		2,887,584	(a)
Total Angola					12,608,270
Argentina — 3.4%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	82,130,000	ARS	249,737	(b)
Argentine Bonos del Tesoro, Bonds	15.500%	10/17/26	157,160,000	ARS	295,875	(b)
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	1,036,761		378,428	(c)
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	25,413,747		8,958,600	(c)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,500,000		4,926,790	(d)
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	16,301,128		6,989,108	(d)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	508,945		384,895	(d)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	9,949,022		6,355,037	(d)
Total Argentina					28,538,470
Armenia — 0.8%
Republic of Armenia International Bond, Senior Notes	3.950%	9/26/29	7,000,000		6,817,090	(d)
Bahamas — 1.3%
Bahamas Government International Bond, Senior Notes	5.750%	1/16/24	9,170,000		8,734,517	(d)
Bahamas Government International Bond, Senior Notes	6.000%	11/21/28	2,000,000		1,717,520	(d)
Total Bahamas					10,452,037
Bahrain — 2.1%
Bahrain Government International Bond, Senior Notes	6.750%	9/20/29	4,100,000		4,423,846	(a)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Bahrain — continued
Bahrain Government International Bond, Senior Notes	6.000%	9/19/44	8,400,000	$7,642,799	(d)
Bahrain Government International Bond, Senior Notes	6.250%	1/25/51	5,700,000	5,236,989	(d)
Total Bahrain				17,303,634
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	1/22/61	1,000,000	926,430
Colombia — 2.6%
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	16,567,000	19,341,972	(c)
Colombia Government International Bond, Senior Notes	6.125%	1/18/41	2,080,000	2,147,361	(c)
Total Colombia				21,489,333
Costa Rica — 0.9%
Banco Nacional de Costa Rica	6.250%	11/1/23	1,220,000	1,298,525	(d)
Costa Rica Government International Bond, Senior Notes	6.125%	2/19/31	1,050,000	1,063,125	(a)
Costa Rica Government International Bond, Senior Notes	5.625%	4/30/43	1,650,000	1,419,017	(a)
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	4,200,000	4,168,542	(c)(d)
Total Costa Rica				7,949,209
Croatia — 0.7%
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	5,640,000	5,965,304	(a)(c)
Dominican Republic — 2.9%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	7,210,000	7,812,107	(c)(d)
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	7,300,000	8,166,875	(d)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	4,200,000	4,641,000	(c)(d)
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	3,950,000	3,806,813	(d)
Total Dominican Republic				24,426,795

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 1.7%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	1,010,709		$573,577	(d)
Ecuador Government International Bond, Senior Notes, Step bond (1.000% to 7/31/22 then 2.500%)	1.000%	7/31/35	20,504,438		13,558,560	(d)
Total Ecuador					14,132,137
Egypt — 3.8%
Egypt Government Bond	14.138%	10/20/22	65,200,000	EGP	4,182,480
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	1,000,000		1,005,080	(d)
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	3,300,000		3,135,313	(d)
Egypt Government International Bond, Senior Notes	7.300%	9/30/33	6,700,000		6,187,986	(d)
Egypt Government International Bond, Senior Notes	8.700%	3/1/49	13,180,000		11,748,916	(c)(d)
Egypt Government International Bond, Senior Notes	8.875%	5/29/50	5,700,000		5,191,560	(d)
Total Egypt					31,451,335
El Salvador — 0.5%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	6,380,000		3,907,814	(c)(d)
Ethiopia — 0.2%
Ethiopia International Bond, Senior Notes	6.625%	12/11/24	2,500,000		1,705,125	(a)
Gabon — 0.9%
Gabon Government International Bond, Senior Notes	6.625%	2/6/31	3,050,000		2,970,166	(a)
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	4,300,000		4,224,750	(d)
Total Gabon					7,194,916
Ghana — 1.8%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	1,620,000		1,500,525	(c)(d)
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	9,400,000		10,553,662	(c)(d)
Ghana Government International Bond, Senior Notes	7.875%	2/11/35	4,000,000		3,150,000	(d)
Total Ghana					15,204,187

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Guatemala — 1.4%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	7,800,000		$8,722,350	(d)
Guatemala Government Bond, Senior Notes	4.650%	10/7/41	3,060,000		3,065,355	(d)
Total Guatemala					11,787,705
Honduras — 0.6%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	960,000		1,017,610	(a)
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	3,500,000		3,797,535	(d)
Total Honduras					4,815,145
Hungary — 1.6%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	12,608,000		13,677,902	(c)
Indonesia — 6.9%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	7,049,000		7,732,895	(c)(d)
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	3,210,000		4,489,788	(a)(c)
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	20,750,000		26,081,664	(c)(d)(e)
Indonesia Treasury Bond	8.375%	9/15/26	131,422,000,000	IDR	10,414,605
Indonesia Treasury Bond	8.375%	3/15/34	106,475,000,000	IDR	8,396,847
Total Indonesia					57,115,799
Israel — 0.5%
Israel Government International Bond, Senior Notes	3.875%	7/3/50	3,500,000		4,094,006
Ivory Coast — 1.6%
Ivory Coast Government International Bond, Senior Notes	5.375%	7/23/24	1,350,000		1,407,847	(d)
Ivory Coast Government International Bond, Senior Notes	6.375%	3/3/28	2,680,000		2,917,716	(c)(d)
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	5,130,000	EUR	5,633,459	(d)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	3,540,000		3,737,497	(c)(d)
Total Ivory Coast					13,696,519
Jamaica — 1.3%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	1,390,000		1,601,975	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Jamaica — continued
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	1,760,000		$2,444,200	(c)
Jamaica Government International Bond, Senior Notes	7.875%	7/28/45	4,700,000		6,527,125
Total Jamaica					10,573,300
Jordan — 0.9%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	440,000		470,250	(d)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	2,000,000		2,026,650	(a)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	5,020,000		5,086,892	(d)
Total Jordan					7,583,792
Kazakhstan — 1.2%
Kazakhstan Government International Bond, Senior Notes	3.875%	10/14/24	9,000,000		9,664,965	(a)(c)
Kenya — 1.5%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		211,797	(c)(d)
Republic of Kenya Government International Bond, Senior Notes	7.000%	5/22/27	2,310,000		2,445,066	(d)
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	5,300,000		5,717,852	(c)(d)
Republic of Kenya Government International Bond, Senior Notes	8.000%	5/22/32	2,380,000		2,605,886	(d)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	1,610,000		1,584,958	(d)
Total Kenya					12,565,559
Mexico — 1.0%
Mexican Bonos, Senior Notes	7.750%	11/23/34	84,080,000	MXN	4,140,454
Mexican Bonos, Senior Notes	7.750%	11/13/42	83,140,000	MXN	3,944,414
Total Mexico					8,084,868
Morocco — 0.3%
Morocco Government International Bond, Senior Notes	4.000%	12/15/50	2,400,000		2,184,000	(d)
Nigeria — 1.7%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	3,000,000		3,203,580	(c)(d)
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	2,000,000		1,971,200	(d)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Nigeria — continued
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	240,000	$237,180	(c)(d)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	2,960,000	2,746,104	(d)
Nigeria Government International Bond, Senior Notes	9.248%	1/21/49	6,200,000	6,333,505	(c)(d)
Total Nigeria				14,491,569
Oman — 3.4%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	5,270,000	5,434,408	(d)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	9,000,000	9,562,500	(c)(d)
Oman Government International Bond, Senior Notes	6.000%	8/1/29	6,000,000	6,472,350	(d)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	6,500,000	6,628,135	(a)
Total Oman				28,097,393
Panama — 0.7%
Panama Government International Bond, Senior Notes	9.375%	4/1/29	910,000	1,306,824	(c)
Panama Government International Bond, Senior Notes	6.700%	1/26/36	159,000	213,345	(c)
Panama Government International Bond, Senior Notes	4.500%	4/1/56	4,200,000	4,642,092
Total Panama				6,162,261
Paraguay — 1.1%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	2,110,000	2,345,792	(c)(d)
Paraguay Government International Bond, Senior Notes	4.950%	4/28/31	3,950,000	4,448,687	(d)
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	1,910,000	2,189,338	(c)(d)
Total Paraguay				8,983,817
Peru — 5.2%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	10,300,000	12,295,728	(c)
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	19,998,000	31,232,076	(c)
Total Peru				43,527,804

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Philippines — 0.6%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	4,600,000		$5,148,584	(c)
Poland — 1.8%
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	14,784,000		14,941,494	(c)(e)
Qatar — 3.9%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	7,920,000		10,736,938	(d)(e)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	14,100,000		18,526,977	(c)(d)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	2,900,000		3,608,864	(c)(d)
Total Qatar					32,872,779
Romania — 0.2%
Romanian Government International Bond, Senior Notes	4.875%	1/22/24	1,570,000		1,674,491	(c)(d)
Russia — 6.0%
Russian Federal Bond — OFZ	7.000%	1/25/23	964,000,000	RUB	12,690,631
Russian Federal Bond — OFZ	8.150%	2/3/27	289,580,000	RUB	3,839,703
Russian Federal Bond — OFZ	7.050%	1/19/28	83,026,000	RUB	1,040,535
Russian Federal Bond — OFZ	7.700%	3/16/39	781,670,000	RUB	9,906,107
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	790,000		1,251,163	(a)(c)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,400,000		4,441,080	(c)(d)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	3,400,000		4,638,776	(c)(d)
Russian Foreign Bond — Eurobond, Senior Notes, Step bond	7.500%	3/31/30	10,482,615		11,899,288	(a)
Total Russia					49,707,283
Rwanda — 0.5%
Rwanda International Government Bond, Senior Notes	5.500%	8/9/31	4,050,000		4,099,613	(d)
Senegal — 1.3%
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	2,170,000		2,327,664	(a)
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	8,390,000		8,250,726	(d)
Total Senegal					10,578,390

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 1.1%
Republic of South Africa Government Bond, Senior Notes	8.500%	1/31/37	81,280,000	ZAR	$4,311,871
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	5,000,000		4,789,700	(c)
Total South Africa					9,101,571
Supranational — 2.2%
European Bank for Reconstruction and Development, Senior Notes	6.450%	12/13/22	134,803,200,000	IDR	9,654,472
Inter-American Development Bank, Senior Notes	7.875%	3/14/23	56,960,000,000	IDR	4,149,557
International Finance Corp., Senior Notes	11.000%	11/14/22	47,000,000,000	UZS	4,305,914
Total Supranational					18,109,943
Tunisia — 0.3%
Banque Centrale de Tunisie International Bond, Senior Notes	5.750%	1/30/25	3,760,000		2,881,382	(a)
Turkey — 2.1%
Export Credit Bank of Turkey, Senior Notes	4.250%	9/18/22	2,000,000		1,989,380	(d)
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	1,000,000		933,326
Turkey Government International Bond, Senior Notes	4.875%	4/16/43	6,160,000		4,736,116	(c)
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	10,710,000		9,848,595	(d)
Total Turkey					17,507,417
Ukraine — 3.1%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	5,640,000		5,486,931	(c)(d)
Ukraine Government International Bond, Senior Notes	9.750%	11/1/28	15,080,000		15,300,017	(a)
Ukraine Government International Bond, Senior Notes	4.375%	1/27/30	2,000,000	EUR	1,840,385	(d)
Ukraine Government International Bond, Senior Notes	7.253%	3/15/33	3,500,000		3,101,035	(d)
Total Ukraine					25,728,368
United Arab Emirates — 1.5%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	5,400,000		6,481,177	(d)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — continued
Abu Dhabi Government International Bond, Senior Notes	2.700%	9/2/70	2,300,000	$2,099,307	(d)
Finance Department Government of Sharjah, Senior Notes	4.000%	7/28/50	4,430,000	4,021,908	(d)
Total United Arab Emirates				12,602,392
Uruguay — 1.3%
Uruguay Government International Bond, Senior Notes	4.375%	10/27/27	2,943,154	3,314,757	(c)
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	4,341,000	5,750,978	(c)
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	1,180,000	1,551,712	(c)
Total Uruguay				10,617,447
Uzbekistan — 0.5%
Republic of Uzbekistan International Bond, Senior Notes	3.900%	10/19/31	4,200,000	4,031,790	(d)
Venezuela — 0.3%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	22,130,000	1,438,450	*(a)(f)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	7,000,000	455,000	*(a)(g)
Venezuela Government International Bond, Senior Notes	9.250%	9/15/27	4,205,000	273,325	*(g)
Total Venezuela				2,166,775
Vietnam — 1.1%
Vietnam Government International Bond, Senior Notes	4.800%	11/19/24	8,700,000	9,434,515	(c)(d)
Zambia — 0.3%
Zambia Government International Bond, Senior Notes	8.500%	4/14/24	3,440,000	2,721,814	(d)
Total Sovereign Bonds (Cost — $703,085,522)				701,104,538
Corporate Bonds & Notes — 53.2%
Communication Services — 2.9%
Diversified Telecommunication Services — 1.1%
IHS Holding Ltd., Senior Notes	5.625%	11/29/26	4,340,000	4,396,420	(d)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	4,680,000	4,759,045	(d)
Total Diversified Telecommunication Services				9,155,465

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.6%
Cable Onda SA, Senior Notes	4.500%	1/30/30	3,290,000	$3,383,025	(d)
Grupo Televisa SAB, Senior Notes	6.625%	1/15/40	1,480,000	2,014,964	(c)
Total Media				5,397,989
Wireless Telecommunication Services — 1.2%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	2,385,000	2,475,904	(c)(d)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	4,239,000	4,615,487	(c)(d)
VEON Holdings BV, Senior Notes	3.375%	11/25/27	1,000,000	977,180	(d)
VTR Comunicaciones SpA, Senior Secured Notes	5.125%	1/15/28	1,713,000	1,749,821	(d)
Total Wireless Telecommunication Services				9,818,392
Total Communication Services				24,371,846
Consumer Discretionary — 1.9%
Hotels, Restaurants & Leisure — 1.5%
Gohl Capital Ltd., Senior Notes	4.250%	1/24/27	3,130,000	3,220,118	(a)(c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	4,670,000	4,537,138	(d)
Sands China Ltd., Senior Notes	5.125%	8/8/25	1,700,000	1,785,298	(c)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	3,300,000	3,060,750	(d)
Total Hotels, Restaurants & Leisure				12,603,304
Internet & Direct Marketing Retail — 0.4%
Prosus NV, Senior Notes	3.061%	7/13/31	3,500,000	3,415,324	(d)
Total Consumer Discretionary				16,018,628
Energy — 18.2%
Oil, Gas & Consumable Fuels — 18.2%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,010,000	3,194,438	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	7,160,000	6,859,029	(c)
Empresa Generadora de Electricidad Haina SA, Senior Notes	5.625%	11/8/28	4,250,000	4,287,952	(d)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	1,766,632	1,877,586	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	5,160,000	5,708,611	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	4,970,000	6,093,021	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	5,300,000	6,979,793	(c)(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	5,900,000	6,429,967	(c)(d)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	3,524,000	3,602,479	(a)(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	$3,747,275	(c)(d)
Oleoducto Central SA, Senior Notes	4.000%	7/14/27	2,400,000	2,389,200	(d)
Pertamina Persero PT, Senior Notes	4.875%	5/3/22	2,540,000	2,576,355	(c)(d)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	5,600,000	6,524,504	(c)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	6,000,000	6,466,260
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	13,800,000	13,723,755	(c)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	16,630,000	685,988	*(a)(f)
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	8,145,000	336,389	*(a)(g)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	8,800,000	9,197,584	(c)(d)
Petroleos Mexicanos, Senior Notes	4.500%	1/23/26	6,000,000	6,077,370	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,561,000	2,819,264	(c)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	7,900,000	7,603,750	(c)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	200,000	168,248
Petroleos Mexicanos, Senior Notes	6.350%	2/12/48	3,400,000	2,916,197	(c)
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	4,930,000	4,767,187	(c)
Petronas Capital Ltd., Senior Notes	4.800%	4/21/60	7,000,000	9,284,245	(d)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	10,060,000	11,290,996	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,080,000	1,145,048	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,620,000	3,838,033	(c)(d)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	2,300,000	2,538,947	(c)(d)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	3,190,000	3,378,035	(c)(d)
YPF SA, Senior Notes	8.500%	3/23/25	1,750,000	1,484,070	(a)
YPF SA, Senior Notes	8.500%	7/28/25	4,410,000	3,318,569	(d)
Total Energy				151,310,145
Financials — 11.4%
Banks — 8.0%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	2,450,000	2,536,240	(c)(d)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Banco General SA, Junior Subordinated Notes (5.250% to 5/7/31 then 10 year Treasury Constant Maturity Rate + 3.665%)	5.250%	5/7/31	4,450,000	$4,512,322	(d)(h)(i)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	5,900,000	6,341,910	(c)(d)(h)(i)
Bank Leumi Le-Israel BM, Subordinated Notes (3.275% to 1/29/26 then 5 year Treasury Constant Maturity Rate + 1.631%)	3.275%	1/29/31	1,200,000	1,204,875	(d)(i)
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	980,000	1,030,514	(c)(d)(i)
BBVA Bancomer SA, Subordinated Notes (5.350% to 11/12/24 then 5 year Treasury Constant Maturity Rate + 3.000%)	5.350%	11/12/29	1,350,000	1,408,333	(c)(d)(i)
HSBC Holdings PLC, Junior Subordinated Notes (4.600% to 6/17/31 then 5 year Treasury Constant Maturity Rate + 3.649%)	4.600%	12/17/30	970,000	971,630	(h)(i)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.500% to 3/19/23 then 5 year Treasury Constant Maturity Rate + 3.863%)	6.500%	3/19/23	6,970,000	6,997,288	(c)(d)(h)(i)
NBK Tier 1 Ltd., Senior Notes (3.625% to 2/24/27 then USD 6 year ICE Swap Rate + 2.875%)	3.625%	8/24/26	2,450,000	2,428,019	(d)(h)(i)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	16,770,000	18,447,000	(a)
Shinhan Bank Co. Ltd., Subordinated Notes	3.875%	3/24/26	1,260,000	1,347,833	(c)(d)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	10,810,000	10,463,075	(c)(d)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	3,080,000	$3,693,210	(c)(d)(i)
United Overseas Bank Ltd., Subordinated Notes (3.750% to 4/15/24 then 5 year Treasury Constant Maturity Rate + 1.500%)	3.750%	4/15/29	4,600,000	4,819,062	(d)(i)
Total Banks				66,201,311
Capital Markets — 1.1%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	6,500,000	6,272,565	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,340,000	2,524,731	(c)(d)(h)(i)
Total Capital Markets				8,797,296
Consumer Finance — 0.7%
African Export-Import Bank, Senior Notes	3.994%	9/21/29	5,900,000	6,103,644	(d)
Diversified Financial Services — 1.0%
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	6,000,000	5,917,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	68,000	69,504	(c)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,980,000	2,124,304	(c)(d)
Total Diversified Financial Services				8,111,308
Insurance — 0.4%
Sagicor Financial Co. Ltd., Senior Notes	5.300%	5/13/28	3,600,000	3,695,382	(d)
Real Estate Management & Development — 0.2%
Panther Ventures Ltd., Senior Notes	3.800%	9/17/23	2,000,000	1,959,230	(a)(h)
Total Financials				94,868,171
Industrials — 3.1%
Aerospace & Defense — 0.2%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,820,000	1,930,555	(d)

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 1.0%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/ Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	8,650,000	$8,624,915	(d)
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	1,000,000	1,298,960	(c)(d)
Road & Rail — 1.0%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	2,560,000	2,986,048	(c)(d)
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	4.700%	5/7/50	3,000,000	3,492,150	(d)
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	3.693%	9/13/61	1,700,000	1,651,125	(d)
Total Road & Rail				8,129,323
Transportation Infrastructure — 0.7%
DP World Ltd., Senior Notes	5.625%	9/25/48	3,400,000	4,187,107	(c)(d)
ENA Master Trust, Senior Secured Notes	4.000%	5/19/48	1,850,000	1,861,423	(d)
Total Transportation Infrastructure				6,048,530
Total Industrials				26,032,283
Materials — 9.6%
Chemicals — 3.9%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	210,000	271,636	(a)(c)
Braskem Finance Ltd., Senior Notes	6.450%	2/3/24	2,350,000	2,570,924	(c)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,300,000	1,415,974	(c)(d)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	217,842	(a)(c)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	4,100,000	4,978,937	(c)(d)
OCP SA, Senior Notes	5.125%	6/23/51	6,770,000	6,412,984	(d)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	4,960,000	6,131,800	(c)(d)
Sasol Financing USA LLC, Senior Notes	4.375%	9/18/26	5,800,000	5,842,862
Sociedad Quimicay Minerade Chile SA, Senior Notes	4.250%	1/22/50	2,100,000	2,274,143	(d)
Sociedad Quimicay Minerade Chile SA, Senior Notes	3.500%	9/10/51	2,300,000	2,231,449	(d)
Total Chemicals				32,348,551

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 0.3%
Cemex SAB de CV, Senior Notes	3.875%	7/11/31	2,600,000	$2,594,579	(d)
Metals & Mining — 4.0%
Fresnillo PLC, Senior Notes	4.250%	10/2/50	7,000,000	7,344,400	(d)
Indonesia Asahan Aluminium Persero PT, Senior Notes	5.710%	11/15/23	10,120,000	10,863,516	(c)(d)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	443,374	(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	5,490,000	7,691,463	(c)
Volcan Cia Minera SAA, Senior Notes	4.375%	2/11/26	7,000,000	6,753,845	(d)
Total Metals & Mining				33,096,598
Paper & Forest Products — 1.4%
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,350,000	1,355,211	(c)(d)
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	2,070,000	2,139,221	(c)(d)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	3,450,000	3,942,539	(c)(d)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	3,940,000	4,566,460	(c)
Total Paper & Forest Products				12,003,431
Total Materials				80,043,159
Real Estate — 1.9%
Real Estate Management & Development — 1.9%
China Aoyuan Group Ltd., Senior Secured Notes	8.500%	1/23/22	4,050,000	815,063	*(a)(g)
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	2/19/23	2,400,000	474,000	*(a)(g)
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	2,400,000	474,000	*(a)(g)
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	6/21/24	2,000,000	390,000	*(a)(g)
China Aoyuan Group Ltd., Senior Secured Notes	5.880%	3/1/27	700,000	138,250	*(a)(g)
Country Garden Holdings Co. Ltd., Senior Secured Notes	4.750%	7/25/22	10,000,000	9,849,493	(a)
Times China Holdings Ltd., Senior Secured Notes	6.750%	7/8/25	2,000,000	1,382,000	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.500%	2/4/23	2,850,000	954,750	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	2,000,000	585,000	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	7.375%	1/13/26	1,000,000	290,000	(a)
Total Real Estate				15,352,556

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 4.2%
Electric Utilities — 3.7%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	5,100,000	$6,062,442	(d)(e)
Enel Chile SA, Senior Notes	4.875%	6/12/28	5,150,000	5,685,780	(c)
Eskom Holdings SOC Ltd.	6.350%	8/10/28	6,340,000	6,855,125	(a)
Instituto Costarricense de Electricidad, Senior Notes	6.750%	10/7/31	3,100,000	3,143,679	(d)
Kallpa Generacion SA, Senior Notes	4.875%	5/24/26	2,270,000	2,405,746	(a)(c)
Perusahaan Listrik Negara PT, Senior Notes	5.250%	5/15/47	5,810,000	6,495,638	(a)(c)
Total Electric Utilities				30,648,410
Independent Power and Renewable Electricity Producers — 0.5%
Enel Generacion Chile SA, Senior Notes	4.250%	4/15/24	500,000	523,125	(c)
Minejesa Capital BV, Senior Secured Notes	5.625%	8/10/37	3,100,000	3,244,181	(c)(d)
Total Independent Power and Renewable Electricity Producers				3,767,306
Total Utilities				34,415,716
Total Corporate Bonds & Notes (Cost — $433,099,920)				442,412,504
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes	1.250%	11/30/26	900,000	899,578
U.S. Treasury Notes	1.250%	8/15/31	260,000	254,272
Total U.S. Government & Agency Obligations (Cost — $1,161,230)				1,153,850

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
OTC Purchased Options — 0.0%††
U.S. Dollar/Chinese Yuan, Put @ 6.45 CNY	JPMorgan Chase & Co.	3/16/22	8,825,000	8,825,000	103,635
U.S. Dollar/South African Rand, Put @ 16.00 ZAR	Citibank N.A.	3/10/22	8,500,000	8,500,000	200,373
Total Purchased Options (Cost — $313,623)					304,008
Total Investments before Short-Term Investments (Cost — $1,137,660,295)					1,144,974,900

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 0.8%
Sovereign Bonds — 0.6%
Asian Development Bank, Senior Notes (Cost — $4,615,879)	8.000%	2/25/22	129,000,000	UAH	$4,688,115	(b)(j)

			Shares
Money Market Funds — 0.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $2,054,211)	0.010%		2,054,211		2,054,211	(k)
Total Short-Term Investments (Cost — $6,670,090)					6,742,326
Total Investments — 138.3% (Cost — $1,144,330,385)					1,151,717,226
Liabilities in Excess of Other Assets — (38.3)%					(319,181,148)
Total Net Assets — 100.0%					$832,536,078

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	The maturity principal is currently in default as of December 31, 2021.

(g)	The coupon payment on this security is currently in default as of December 31, 2021.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $2,054,211 and the cost was $2,054,211 (Note 8).

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

CNY	— Chinese Yuan Renminbi

EGP	— Egyptian Pound

EUR	— Euro

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

OJSC	— Open Joint Stock Company

PJSC	— Private Joint Stock Company

RUB	— Russian Ruble

UAH	— Ukrainian Hryvnia

USD	— United States Dollar

UZS	— Uzbekistani Som

ZAR	— South African Rand

At December 31, 2021, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
JPMorgan Chase & Co.	0.280%	4/13/2021	TBD	***	$9,610,064	Sovereign Bonds	$10,813,279
JPMorgan Chase & Co.	0.300%	4/13/2021	TBD	***	3,387,816	Corporate Bonds & Notes	3,593,767
JPMorgan Chase & Co.	0.450%	6/8/2021	TBD	***	11,449,121	Sovereign Bonds	11,747,732
JPMorgan Chase & Co.	0.500%	10/8/2021	TBD	***	20,537,062	Sovereign Bonds	25,617,287
					$44,984,063		$51,772,065

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of December 31, 2021.

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Chinese Yuan, Call	JPMorgan Chase & Co.	3/16/22	7.00	CNY	8,825,000	8,825,000	$(1,220)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	29

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/South African Rand, Call	Citibank N.A.	3/10/22	17.00	ZAR	8,500,000	8,500,000	$(89,423)
U.S. Dollar/South African Rand, Put	Citibank N.A.	3/10/22	15.45	ZAR	8,500,000	8,500,000	(85,672)
Total OTC Written Options (Premiums received — $316,802)							$(176,315)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:
CNY	— Chinese Yuan Renminbi
ZAR	— South African Rand

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	403	3/22	$52,216,213	$52,578,906	$(362,693)
U.S. Treasury Long-Term Bonds	414	3/22	66,090,021	66,421,125	(331,104)
Net unrealized depreciation on open futures contracts					$(693,797)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,512,611	ZAR	68,248,725	Bank of America N.A.	1/14/22	$238,047
USD	703,146	BRL	3,947,673	Citibank N.A.	1/14/22	(3,378)
USD	10,601,146	MXN	221,774,800	JPMorgan Chase & Co.	1/14/22	(205,013)
IDR	32,377,690,000	USD	2,259,907	JPMorgan Chase & Co.	1/18/22	8,831
USD	35,660,315	IDR	513,615,520,494	JPMorgan Chase & Co.	1/18/22	(329,263)
USD	8,113,034	RUB	612,169,000	Bank of America N.A.	3/15/22	98,057
USD	24,217,563	RUB	1,840,958,644	Bank of America N.A.	3/15/22	114,347
USD	8,477,984	EUR	7,455,230	Citibank N.A.	3/15/22	(22,871)
CNY	18,950,188	USD	2,951,053	JPMorgan Chase & Co.	3/15/22	5,463
Total						$(95,780)

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CNY	— Chinese Yuan Renminbi

EUR	— Euro

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chile Government International Bond, 3.240%, due 2/6/28	$19,700,000	12/20/24	0.397%	1.000% quarterly	$(351,936)	$386,914	$(738,850)
Qatar Government International Bond, 9.750%, due 6/15/30	19,700,000	12/20/24	0.248%	1.000% quarterly	(439,401)	397,720	(837,121)
Total	$39,400,000				$(791,337)	$784,634	$(1,575,971)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	31

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country* (unaudited)
Indonesia	7.0%
Peru	6.6
Russia	6.6
Mexico	5.2
Brazil	4.8
Colombia	4.0
China	3.1
Chile	3.1
Kazakhstan	3.0
Argentina	2.9
Qatar	2.9
Turkey	2.8
Egypt	2.7
Dominican Republic	2.5
Oman	2.4
Ukraine	2.2
Supranational	2.1
United Arab Emirates	2.0
South Africa	1.9
Nigeria	1.6
Bahrain	1.5
Panama	1.4
Ghana	1.3
Poland	1.3
Ecuador	1.2
Ivory Coast	1.2

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country* (unaudited) (cont’d)
Hungary	1.2%
Angola	1.1
Kenya	1.1
Malaysia	1.1
Guatemala	1.0
Costa Rica	1.0
Uruguay	0.9
Senegal	0.9
Jamaica	0.9
Bahamas	0.9
Vietnam	0.8
Kuwait	0.8
Paraguay	0.8
Morocco	0.7
Jordan	0.7
Gabon	0.6
Armenia	0.6
Hong Kong	0.6
Croatia	0.5
Israel	0.5
Philippines	0.4
United States	0.4
Macau	0.4
Singapore	0.4
Honduras	0.4
Ireland	0.4
Rwanda	0.4
Uzbekistan	0.4
El Salvador	0.3
Italy	0.3
Venezuela	0.3
Tunisia	0.3
Zambia	0.2
Switzerland	0.2
Ethiopia	0.2
Romania	0.1
South Korea	0.1
Netherlands	0.1
United Kingdom	0.1

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	33

Schedule of investments (cont’d)

December 31, 2021

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country* (unaudited) (cont’d)
Purchased Options	0.0	‡%
Short-Term Investments	0.6
	100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2021 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

34	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,142,276,174)	$1,149,663,015
Investments in affiliated securities, at value (Cost — $2,054,211)	2,054,211
Foreign currency, at value (Cost — $2,638,735)	2,544,473
Cash	260,000
Interest receivable	18,197,253
Deposits with brokers for open futures contracts	2,289,689
Unrealized appreciation on forward foreign currency contracts	464,745
Deposits with brokers for centrally cleared swap contracts	434,000
Deposits with brokers for OTC derivatives	210,000
Dividends receivable from affiliated investments	31
Prepaid expenses	2,833
Total Assets	1,176,120,250

Liabilities:
Loan payable (Note 5)	295,000,000
Payable for open reverse repurchase agreements (Note 3)	44,984,063
Deposits from brokers for open reverse repurchase agreements	1,353,000
Investment management fee payable	847,672
Unrealized depreciation on forward foreign currency contracts	560,525
Payable to broker — net variation margin on open futures contracts	258,063
Written options, at value (premiums received — $316,802)	176,315
Interest expense payable	161,637
Directors’ fees payable	40,932
Payable to broker — net variation margin on centrally cleared swap contracts	9,650
Accrued expenses	192,315
Total Liabilities	343,584,172
Total Net Assets	$832,536,078

Net Assets:
Par value ($0.001 par value; 60,746,012 shares issued and outstanding; 100,000,000 shares authorized)	$60,746
Paid-in capital in excess of par value	1,038,898,373
Total distributable earnings (loss)	(206,423,041)
Total Net Assets	$832,536,078

Shares Outstanding	60,746,012

Net Asset Value	$13.71

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	35

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$71,787,038
Dividends from affiliated investments	350
Less: Foreign taxes withheld	(849,762)
Total Investment Income	70,937,626

Expenses:
Investment management fee (Note 2)	10,427,906
Interest expense (Notes 3 and 5)	2,568,309
Directors’ fees	300,974
Transfer agent fees	282,176
Legal fees	199,909
Fund accounting fees	75,794
Audit and tax fees	67,637
Custody fees	67,341
Stock exchange listing fees	31,132
Shareholder reports	20,047
Insurance	11,944
Miscellaneous expenses	11,326
Total Expenses	14,064,495
Less: Fee waivers and/or expense reimbursements (Note 2)	(499)
Net Expenses	14,063,996
Net Investment Income	56,873,630

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(21,152,463)	†
Futures contracts	8,670,713
Written options	2,785,605
Swap contracts	(662,494)
Forward foreign currency contracts	(3,062,310)
Foreign currency transactions	(54,085)
Net Realized Loss	(13,475,034)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(81,503,905)	‡
Futures contracts	(1,215,468)
Written options	(215,274)
Swap contracts	589,252
Forward foreign currency contracts	3,163,146
Foreign currencies	(230,761)
Change in Net Unrealized Appreciation (Depreciation)	(79,413,010)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(92,888,044)
Decrease in Net Assets From Operations	$(36,014,414)

†	Net of foreign capital gains tax of $4,662.

‡	Net of change in accrued foreign capital gains tax of $(243,807).

See Notes to Financial Statements.

36	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$56,873,630	$58,382,516
Net realized loss	(13,475,034)	(39,848,364)
Change in net unrealized appreciation (depreciation)	(79,413,010)	28,720,736
Increase (Decrease) in Net Assets From Operations	(36,014,414)	47,254,888

Distributions to Shareholders From (Note 1):
Total distributable earnings	(38,642,868)	(37,268,994)
Return of capital	(26,962,825)	(34,107,570)
Decrease in Net Assets From Distributions to Shareholders	(65,605,693)	(71,376,564)
Decrease in Net Assets	(101,620,107)	(24,121,676)

Net Assets:
Beginning of year	934,156,185	958,277,861
End of year	$832,536,078	$934,156,185

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	37

Statement of cash flows

For the Year Ended December 31, 2021

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(36,014,414)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(406,787,695)
Sales of portfolio securities	431,416,134
Net purchases, sales and maturities of short-term investments	3,562,578
Payment-in-kind	(107,967)
Net inflation adjustment	(368,954)
Net amortization of premium (accretion of discount)	(5,171,892)
Decrease in interest receivable	425,913
Decrease in prepaid expenses	4,889
Increase in dividends receivable from affiliated investments	(31)
Increase in payable to broker — net variation margin on centrally cleared swap contracts	1,853
Increase in deposits from brokers for open reverse repurchase agreements	894,000
Decrease in investment management fee payable	(81,128)
Decrease in Directors’ fees payable	(6,339)
Decrease in interest expense payable	(54,297)
Increase in accrued expenses	71,997
Decrease in premiums received from written options	(584,847)
Increase in payable to broker — net variation margin on open futures contracts	89,889
Net realized loss on investments	21,152,463
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	78,556,033
Net Cash Provided in Operating Activities*	86,998,185

Cash Flows from Financing Activities:
Distributions paid on common stock	(65,605,693)
Decrease in payable for open reverse repurchase agreements	(21,687,248)
Net Cash Used by Financing Activities	(87,292,941)
Net Decrease in Cash and Restricted Cash	(294,756)
Cash and restricted cash at beginning of year	6,032,918
Cash and restricted cash at end of year	$5,738,162

*	Included in operating expenses is cash of $2,622,606 paid for interest on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

December 31, 2021
Cash	$2,804,473
Restricted cash	2,933,689
Total cash and restricted cash shown in the Statement of Cash Flows	$5,738,162

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

38	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of year	$15.38	$15.78	$14.71	$17.59	$17.10

Income (loss) from operations:
Net investment income	0.94	0.96	1.16	1.06	1.17
Net realized and unrealized gain (loss)	(1.53)	(0.18)	1.11	(2.74)	0.53
Total income (loss) from operations	(0.59)	0.78	2.27	(1.68)	1.70

Less distributions from:
Net investment income	(0.64)	(0.62)	(1.02)	(1.07)	(1.13)
Return of capital	(0.44)	(0.56)	(0.18)	(0.13)	(0.08)
Total distributions	(1.08)	(1.18)	(1.20)	(1.20)	(1.21)

Net asset value, end of year	$13.71	$15.38	$15.78	$14.71	$17.59

Market price, end of year	$12.80	$13.90	$14.27	$12.29	$15.55
Total return, based on NAV[2,3]	(4.06)%	5.86%	15.76%	(9.78)%	10.17%
Total return, based on Market Price[4]	(0.34)%	6.80%	26.49%	(13.68)%	14.22%

Net assets, end of year (millions)	$833	$934	$958	$893	$1,068

Ratios to average net assets:
Gross expenses	1.59%	1.85%	2.49%	2.39%	1.83%[5]
Net expenses[6]	1.59 [7]	1.84 [7]	2.49	2.35 [7]	1.79 [5,7]
Net investment income	6.43	6.59	7.41	6.66	6.66

Portfolio turnover rate	34%	57%	29%	42%	33%

Supplemental data:
Loan Outstanding, End of Year (000s)	$295,000	$295,000	$295,000	$295,000	$295,000
Asset Coverage Ratio for Loan Outstanding[8]	382%	417%	425%	403%	462%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,822	$4,167	$4,248	$4,028	$4,622
Weighted Average Loan (000s)	$295,000	$295,000	$295,000	$295,000	$295,000
Weighted Average Interest Rate on Loan	0.79%	1.19%	2.96%	2.82%	1.89%

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	39

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.82% and 1.78%, respectively, for the year ended December 31, 2017.

[6]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

40	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	41

Notes to financial statements (cont’d)

determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$701,104,538	—	$701,104,538
Corporate Bonds & Notes	—	442,412,504	—	442,412,504
U.S. Government & Agency
Obligations	—	1,153,850	—	1,153,850
Purchased Options	—	304,008	—	304,008
Total Long-Term Investments	—	1,144,974,900	—	1,144,974,900
Short-Term Investments†:
Sovereign Bonds	—	—	$4,688,115	4,688,115
Money Market Funds	$2,054,211	—	—	2,054,211
Total Short-Term Investments	2,054,211	—	4,688,115	6,742,326
Total Investments	$2,054,211	$1,144,974,900	$4,688,115	$1,151,717,226
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$464,745	—	$464,745
Total	$2,054,211	$1,145,439,645	$4,688,115	$1,152,181,971

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$176,315	—	$176,315
Futures Contracts††	$693,797	—	—	693,797
Forward Foreign Currency Contracts††	—	560,525	—	560,525
Centrally Cleared Credit Default Swaps on Sovereign Issues — Buy Protection††	—	1,575,971	—	1,575,971
Total	$693,797	$2,312,811	—	$3,006,608

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	43

Notes to financial statements (cont’d)

an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

44	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	45

Notes to financial statements (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2021, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

46	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	47

Notes to financial statements (cont’d)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

48	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	49

Notes to financial statements (cont’d)

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund held forward foreign currency contracts and OTC written options with credit related contingent features which had a liability position of $736,840. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of December 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $210,000, which could be used to reduce the required payment.

At December 31, 2021, the Fund held non-cash collateral from Citibank N.A. in the amount of $18,699. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2021 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse

50	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	51

Notes to financial statements (cont’d)

Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $499, all of which was an affiliated money market fund waiver.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$405,626,455	$1,161,240
Sales	431,416,134	—

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,152,238,422	$85,000,032	$(85,521,228)	$(521,196)
Written options	(316,802)	140,487	—	140,487
Futures contracts	—	—	(693,797)	(693,797)
Forward foreign currency contracts	—	464,745	(560,525)	(95,780)
Swap contracts	784,634	—	(1,575,971)	(1,575,971)

52	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2021 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$46,237,245	0.418%	$66,671,311

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.28% to 1.40% during the year ended December 31, 2021. Interest expense incurred on reverse repurchase agreements totaled $196,170.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
				Foreign Exchange Risk
Purchased options[2]				$304,008
Forward foreign currency contracts				464,745
Total				$768,753

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$176,315	—	$176,315
Futures contracts[3]	$693,797	—	—	693,797
Forward foreign currency contracts	—	560,525	—	560,525
Centrally cleared swap contracts[4]	—	—	$1,575,971	1,575,971
Total	$693,797	$736,840	$1,575,971	$3,006,608

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	53

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(2,633,196)	—	$(2,633,196)
Futures contracts	$8,670,713	—	—	8,670,713
Written options	—	2,785,605	—	2,785,605
Swap contracts	—	—	$(662,494)	(662,494)
Forward foreign currency contracts	—	(3,062,310)	—	(3,062,310)
Total	$8,670,713	$(2,909,901)	$(662,494)	$5,098,318

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(253,366)	—	$(253,366)
Futures contracts	$(1,215,468)	—	—	(1,215,468)
Written options	—	(215,274)	—	(215,274)
Swap contracts	—	—	$589,252	589,252
Forward foreign currency contracts	—	3,163,146	—	3,163,146
Total	$(1,215,468)	$2,694,506	$589,252	$2,068,290

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$828,112
Written options	466,579
Futures contracts (to sell)	131,332,021
Forward foreign currency contracts (to buy)	21,644,919
Forward foreign currency contracts (to sell)	154,006,479

Average Notional Balance
Credit default swap contracts (buy protection)	$39,400,000

54	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$450,451	—	$450,451	—	$450,451
Citibank N.A.	200,373	$(201,344)	(971)	$(18,699)	(19,670)
JPMorgan Chase & Co.	117,929	(535,496)	(417,567)	210,000	(207,567)
Total	$768,753	$(736,840)	$31,913	$191,301	$223,214

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC (“Credit Agreement”), which permits the Fund to borrow up to $395,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. On November 12, 2021, the Fund received notice from Pershing LLC that the Credit Agreement will terminate effective May 11, 2022, absent subsequent notice to the contrary. On May 27, 2021, the Fund amended its credit agreement with Pershing LLC. Under the amendment, effective June 20, 2021, the Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any successor report or website. Prior to June 20, 2021, the interest on the loan was calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2021 was $2,371,213. For the year ended December 31, 2021, the Fund did not incur any commitment fee. At December 31, 2021, the Fund had $295,000,000 of

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	55

Notes to financial statements (cont’d)

borrowings outstanding per this Credit Agreement. For the year ended December 31, 2021, the average daily loan balance was $295,000,000 and the weighted average interest rate was 0.79%.

6. Distributions subsequent to December 31, 2021

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/24/2022	2/1/2022	$0.0900
2/18/2022	3/1/2022	$0.0900
3/24/2022	4/1/2022	$0.0900
4/22/2022	5/2/2022	$0.0900
5/23/2022	6/1/2022	$0.0900

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2021, the Fund did not repurchase any shares.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$147,863,276	147,863,276	$145,809,065	145,809,065

56	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$350	—	$2,054,211

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$38,642,868	$37,268,994
Tax return of capital	26,962,825	34,107,570
Total distributions paid	$65,605,693	$71,376,564

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(203,673,169)
Other book/tax temporary differences(a)	126,010
Unrealized appreciation (depreciation)(b)	(2,875,882)
Total distributable earnings (loss) — net	$(206,423,041)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	57

Notes to financial statements (cont’d)

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

58	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Emerging Markets Debt Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report	59

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on October 22, 2021 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld	Abstain
Carol L. Colman	37,771,540	8,388,518	572,664
Daniel P. Cronin	37,722,696	8,416,659	593,367
Paolo M. Cucchi	37,451,136	8,641,520	640,066

At December 31, 2021, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Robert D. Agdern William R. Hutchinson Eileen A. Kamerick Nisha Kumar Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended December 31, 2021.

For	Against	Abstain
46,116,131	272,955	343,636

60	Western Asset Emerging Markets Debt Fund Inc. 2021 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Western Asset Emerging Markets Debt Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director (1994 to 2021) and Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc-Corp. (financial services company)

62	Western Asset Emerging Markets Debt Fund Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and financial expert; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of ACV Auctions Inc. (since 2021); Trustee of AIG Funds and Anchor Series Trust (2018 to 2021); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Coordinator of Alternative Investments, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Emerging Markets Debt Fund Inc.	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	129
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director — Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

64	Western Asset Emerging Markets Debt Fund Inc.

Additional Officers (cont’d)

George P. Hoyt Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1965
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Emerging Markets Debt Fund Inc.	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2024, year 2022 and year 2023, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

66	Western Asset Emerging Markets Debt Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Debt Fund Inc.	67

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 47th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

68	Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited)

Summary of Recent Changes Regarding The Fund

Effective February 10, 2022, the Fund’s Board approved changes to the Fund’s investment policy clarifying that the Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1⁄3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance.

Investment Objectives

The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation.

Principal Investment Policies and Strategies

Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. “Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”). Except as otherwise indicated in the Fund’s prospectus, convertible securities are not subject to any minimum credit quality requirements. The Fund may invest in securities denominated in currencies of emerging market countries.

The Fund will seek to maintain an average portfolio duration between 20% above and 20% below the average duration of the JPMorgan Emerging Markets Bond Index Global Diversified.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities. Upon the adviser’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

Western Asset Emerging Markets Debt Fund Inc.	69

Summary of information regarding the Fund (unaudited) (cont’d)

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers.

The Fund usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s Investor Service (“Moody’s”) or B- or above by Standard & Poor’s Corporation (“S&P”), or equivalent ratings from any nationally recognized statistical rating organization. Unrated securities will be assigned a rating by the adviser in its reasonable judgment.

The Fund may use leverage through borrowings, including loans from certain financial institutions, entering into reverse repurchase agreements, and/or the issuance of debt securities, and through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. In addition, the Fund may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the 33 1/3% limitation described above, so long as the Fund has established in a segregated account cash or other liquid securities equal to its obligations in respect of such investments.

The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate (such as swaps, caps, floors and collars) and currency (such as currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies) transactions and enter into other similar transactions which may be developed in the future to the extent the adviser determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the adviser deems to be creditworthy.

70	Western Asset Emerging Markets Debt Fund Inc.

The Fund may lend portfolio securities to brokers or dealers or other financial institutions, so long as the borrower of the loaned securities deposits cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent.

The Fund may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which the Fund would determine to be fair value.

The Fund may invest in distressed debt securities, which are debt securities subject to bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund, or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P), or which, if unrated, are in the judgment of the adviser of equivalent quality. The Fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.

The Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

Principal Risk Factors

There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in the Fund.

Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

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Summary of information regarding the Fund (unaudited) (cont’d)

Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its managed assets in debt securities of emerging market issuers. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.

72	Western Asset Emerging Markets Debt Fund Inc.

Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising

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Summary of information regarding the Fund (unaudited) (cont’d)

interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Rated and Unrated Securities. At any one time, substantially all of the Fund’s managed assets may be invested in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

Below Investment Grade Securities (High-Yield) Risk. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk

74	Western Asset Emerging Markets Debt Fund Inc.

of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

The Securities and Exchange Commission adopted a new rule on October 28, 2020 that mandates that a fund’s derivatives risk management program provide for specific items as required by the rule, including compliance with a VaR test. Compliance with these new requirements will be required after a transition period that ends on August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use

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Summary of information regarding the Fund (unaudited) (cont’d)

derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments in derivatives, which could adversely affect shareholders.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Smaller Company Risk. The Fund is subject to smaller company risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.

Liquidity Risk. The Fund may invest up to 15% of its managed assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments exposes the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk as discussed above.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

76	Western Asset Emerging Markets Debt Fund Inc.

Leverage Risk. The Fund is authorized to use leverage in amounts of up to approximately 33% of its total assets immediately after such borrowing and/or issuance. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Equity Securities Risk. The Fund may invest up to 20% of its managed assets in all types of equity securities. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on

Western Asset Emerging Markets Debt Fund Inc.	77

Summary of information regarding the Fund (unaudited) (cont’d)

actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.

Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, economic sanctions, public health events, terrorism, war (declared or otherwise), natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected and, if an issuer defaults on such securities, the Fund could lose its entire investment.

78	Western Asset Emerging Markets Debt Fund Inc.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel, significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Non-Diversification Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Western Asset Emerging Markets Debt Fund Inc.	79

Summary of information regarding the Fund (unaudited) (cont’d)

LIBOR Risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, the Fund’s manager and subadviser and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, manager and subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

80	Western Asset Emerging Markets Debt Fund Inc.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-14 that was declared effective by the SEC on September 26, 2016. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Emerging Markets Debt Fund Inc.	81

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

82	Western Asset Emerging Markets Debt Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.	83

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$73,186,721
Interest Earned from Federal Obligations	Note(1)	$368,954

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

84	Western Asset Emerging Markets Debt Fund Inc.

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia*

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited Western

Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

EMD

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses;and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS0020 2/22 SR22-4350

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,637 in December 31, 2020 and $63,637 in December 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $10,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Emerging Markets Debt Fund Inc. were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $773,011 in December 31, 2020 and $343,489 in December 31, 2021.

(h) Yes. Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors — Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation — Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization — The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures — Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters — Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 — Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 — Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 — Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 — Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Mark Hughes Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2009.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr.

Lian spent approximately six years with the Pacific Investment Management

Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2021.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed		Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	92 337 584	$ $ $	179.43 billion 87.48 billion 224.14 billion	None 23 22	$ $	None 3.00 billion 16.33 billion
Kevin J. Ritter‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	3 13 32	$ $ $	217 million 2.68 billion 3.44 billion	None None None		None None None
Mark Hughes‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	2 12 32	$ $ $	28 million 2.64 billion 3.44 billion	None None None		None None None
Chia-Liang Lian‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	12 32 53	$ $ $	7.95 billion 7.93 billion 8.34 billion	None 3 2	$ $	None 648 million 1.48 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2021.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	C
Kevin J. Ritter	A
Mark Hughes	E
Chia-Liang Lian	F

Dollar Range ownership is as follows:

A: none

B: $1—$10,000

C: 10,001—$50,000

D: $50,001—$100,000

E: $100,001—$500,000

F: $500,001—$1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM	10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM	12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	13. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2022